Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Bluejay Diagnostics, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The quarterly report on Form 10-Q for the quarter ended September 30, 2023 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2023

By:	/s/ Frances Scally
Frances Scally
Interim Chief Financial Officer
(Principal financial and accounting officer)